                                                                    EXHIBIT 12.2

                    COMPUTATION OF RETURN ON AVERAGE ASSETS

                       THREE MONTHS ENDED MARCH 31, 1997

                                                                                                    TOTAL ASSETS
                                                                                                  ----------------
December 31, 1996...............................................................................     1,536,344,000
January 31, 1997................................................................................     1,547,807,000
February 28, 1997...............................................................................     1,555,935,000
March 31, 1997..................................................................................     1,557,216,000
                                                                                                  ----------------
                                                                                                     6,197,302,000
                                                                                                  ----------------
Divide by Number of Months......................................................................                 4
                                                                                                  ----------------
Average.........................................................................................  $  1,549,325,500
                                                                                                  ----------------
                                                                                                  ----------------
Net Income......................................................................................  $      2,274,000
Divide by Average Assets........................................................................     1,549,325,500
                                                                                                  ----------------
Return on Average Assets (Annualized)...........................................................              0.60%
                                                                                                  ----------------
                                                                                                  ----------------

                                                                    EXHIBIT 12.2

                    COMPUTATION OF RETURN ON AVERAGE ASSETS

                       THREE MONTHS ENDING MARCH 31, 1998

                                                                                                    TOTAL ASSETS
                                                                                                  ----------------
December 31, 1997...............................................................................     1,876,250,000
January 31, 1998................................................................................     1,833,630,934
February 28, 1998...............................................................................     1,808,452,865
March 31, 1998..................................................................................     1,888,215,128
                                                                                                  ----------------
                                                                                                     7,406,548,927
                                                                                                  ----------------
Divide by Number of Months......................................................................                 4
                                                                                                  ----------------
Average.........................................................................................  $  1,851,637,232
                                                                                                  ----------------
                                                                                                  ----------------
Net Income......................................................................................  $      2,679,000
Divide by Average Assets........................................................................     1,851,637,232
                                                                                                  ----------------
Return on Average Assets (Annualized)...........................................................              0.59%
                                                                                                  ----------------
                                                                                                  ----------------